SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 9, 2002

                             Watts Industries, Inc.
             (Exact name of Registrant as specified in its charter)

          Delaware                    1-11499                    04-2916536
(State or other jurisdiction      (Commission File            (I.R.S. Employer
      of incorporation)                Number)               Identification No.)

                               815 Chestnut Street
                             North Andover, MA 01845
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (978) 688-1811

                             WATTS INDUSTRIES, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

EXHIBIT NUMBER
--------------

99.1     Certification of Chief Executive Officer, dated August 9, 2002.

99.2     Certification of Chief Financial Officer, dated August 9, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

On August 9, 2002, each of the Chief Executive Officer, Patrick S. O'Keefe, and the Chief Financial Officer, William C. McCartney, of Watts Industries Inc. submitted to the Securities and Exchange Commission the certification required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of these certifications is attached hereto as Exhibit 99.1 and
Exhibit 99.2.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WATTS INDUSTRIES, INC.


Date: August 9, 2002                      By: /s/ William C. McCartney
                                              ---------------------------------
                                              William C. McCartney
                                              Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER
--------------

99.1     Certification of Chief Executive Officer, dated August 9, 2002.

99.2     Certification of Chief Financial Officer, dated August 9, 2002.